UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24. 2022

Commission File Number:  000-50609

AEI INCOME & GROWTH FUND 25 LLC
(Exact name of registrant as specified in its charter)

State of Delaware	75-3074973
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

30 East 7th Street, Suite 1300 St. Paul, Minnesota 55101	(651) 227-7333
(Address of principal executive offices)	(Registrant’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Securities registered pursuant to Section 12(g) of the Act:
Limited Liability Company Units
(Title of class)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

In June 2022, the Managing Member solicited by mail a proxy statement seeking the consent of the Limited Members to initiate the final disposition, liquidation and distribution of all of the Company’s properties and assets (Proposal #1) or to continue the Company for an additional 60 months (Proposal #2).  In addition, the proxy statement sought the Limited Members’ consent to amend Section 7.7 of the Fund’s operating agreement to increase the price at which units may be repurchased under the Fund’s Unit repurchase plan from 80% of the estimated net asset value per unit to 95% of the estimated net asset value per unit (Proposal #3) and to allow the Fund to sell joint venture interests that it currently owns in seven of its properties to other AEI Affiliated Funds (Proposal #4).  In order for a proposal to be approved, a majority of the 39,961.71 eligible Units must be voted in favor of the proposal.

Proposal #1:
Approval to begin selling the Company’s properties, followed by the Company’s liquidation and dissolution.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
15,784.41	2,465.50	317.34

Proposal #2:
Amend the Operating Agreement to authorize the Company to continue the Company’s operations for an additional 60 months.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
4,494.39	5,070.33	731.69

Proposal #3:
Amend the Operating Agreement to change the Company’s Unit Repurchase Plan price to 95% of net asset value.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
11,447.74	3,692.22	1,573.48

Proposal #4:
Allow the Company to sell joint venture interest that it currently owns in eight of its properties to other AEI Affiliated Funds.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
13,273.99	2,118.02	1,268.49

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEI INCOME & GROWTH FUND 25 LLC

	By:	AEI Fund Management XXI, Inc.
	Its:	Managing Member

Date: August 26, 2022	By:	/s/ Keith E Petersen
Keith E. Petersen
Chief Financial Officer